Note 13 - Retirement and Pension Plans (Details) - Amounts Recognized in Accumulated Other Comprehensive Income In Thousands, unless otherwise specified	Mar. 31, 2014 USD ($)	Mar. 31, 2014 JPY (¥)	Mar. 31, 2013 JPY (¥)
Amounts Recognized in Accumulated Other Comprehensive Income [Abstract]
Net actuarial loss	$ 2,343	¥ 241,275	¥ 305,049
Obligation at transition	7	734	1,104
Total	$ 2,350	¥ 242,009	¥ 306,153